Exhibit 10.27

KINIKSA PHARMACEUTICALS, LTD.

2018 INCENTIVE AWARD PLAN

SHARE OPTION GRANT NOTICE

FOR GERMAN PARTICIPANTS

Capitalized terms not specifically defined in this Share Option Grant Notice (the “Grant Notice”) have the meanings given to them in the 2018 Incentive Award Plan (as amended from time to time, the “Plan”) of Kiniksa Pharmaceuticals, Ltd. (the “Company”).

The Company has granted to the participant listed below (“Participant”) the share option described in this Grant Notice (the “Option”), subject to the terms and conditions of the Plan and the Share Option Agreement attached as Exhibit A (the “Agreement”), both of which are incorporated into this Grant Notice by reference.

Participant:
Grant Date:
Exercise Price per Share:
Shares Subject to the Option:
Final Expiration Date:
Vesting Commencement Date:
Vesting Schedule:	[To be specified in individual award agreements]
Type of Option	[Incentive Stock Option/Non-Qualified Stock Option]

By Participant’s signature below, Participant agrees to be bound by the terms of this Grant Notice, the Plan and the Agreement.  Participant has reviewed the Plan, this Grant Notice and the Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Grant Notice and fully understands all provisions of the Plan, this Grant Notice and the Agreement.  Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan, this Grant Notice or the Agreement.

KINIKSA PHARMACEUTICALS, LTD.	PARTICIPANT

By:
Name:	[Participant Name]
Title:

Exhibit A

SHARE OPTION AGREEMENT

Capitalized terms not specifically defined in this Agreement have the meanings specified in the Grant Notice or, if not defined in the Grant Notice, in the Plan.

ARTICLE I.

GENERAL

1.1         Grant of Option.  The Company has granted to Participant the Option effective as of the grant date set forth in the Grant Notice (the “Grant Date”).

1.2         Incorporation of Terms of Plan.  The Option is subject to the terms and conditions set forth in this Agreement and the Plan, which is incorporated herein by reference.  In the event of any inconsistency between the Plan and this Agreement, the terms of the Plan will control.

ARTICLE II.

PERIOD OF EXERCISABILITY

2.1         Commencement of Exercisability.  The Option will vest and become exercisable according to the vesting schedule in the Grant Notice (the “Vesting Schedule”), except that any fraction of a Share as to which the Option would be vested or exercisable will be accumulated and will vest and become exercisable only when a whole Share has accumulated.  In addition, if a Change in Control occurs (i) any outstanding portion of the Option that is not assumed, continued converted, replaced or substituted with a substantially similar award by the Company or a successor entity or its parent or subsidiary in the Change in Control (an “Assumption”) will be accelerated and will become vested and exercisable in full as of immediately prior to the occurrence of the Change in Control, and (ii) following an Assumption, if Participant’s employment with the Surviving Entity is terminated by the Surviving Entity without Cause within 12 months following the Change in Control, any outstanding portion of the Option will be accelerated and will become vested and exercisable in full as of immediately prior to Participant’s employment termination.  Notwithstanding anything in the Grant Notice, the Plan or this Agreement to the contrary, unless the Administrator otherwise determines, the Option will immediately expire and be forfeited as to any portion that is not vested and exercisable as of Participant’s Termination of Service for any reason.

2.2         Duration of Exercisability.  The Vesting Schedule is cumulative.  Any portion of the Option which vests and becomes exercisable will remain vested and exercisable until the Option expires.  The Option will be forfeited immediately upon its expiration.

2.3         Expiration of Option.  The Option may not be exercised to any extent by anyone after, and will expire on, the first of the following to occur:

(a)         The final expiration date in the Grant Notice;

(b)         Except as the Administrator may otherwise approve, the expiration of three (3) months from the date of Participant’s Termination of Service, unless Participant’s Termination of Service is for Cause or by reason of Participant’s death or Disability;

(c)         Except as the Administrator may otherwise approve, the expiration of one (1) year from the date of Participant’s Termination of Service by reason of Participant’s death or Disability; and

(d)         Except as the Administrator may otherwise approve, Participant’s Termination of Service for Cause.

ARTICLE III.

EXERCISE OF OPTION

3.1         Person Eligible to Exercise.  During Participant’s lifetime, only Participant may exercise the Option.  After Participant’s death, any exercisable portion of the Option may, prior to the time the Option expires, be exercised by Participant’s Designated Beneficiary according to the procedures in the Plan.

3.2         Partial Exercise.  Any exercisable portion of the Option or the entire Option, if then wholly exercisable, may be exercised, in whole or in part, according to the procedures in the Plan at any time prior to the time the Option or portion thereof expires, except that the Option may only be exercised for whole Shares.

3.3         German Tax Obligations:

(a)         As a condition to the exercise of the Option, the Participant shall notify the Company and his/her employing company (the “Employer”) at least [10] business days prior to the exercise that the Participant intends to exercise (parts of) his Options.

(b)         The option cannot be exercised until the Participant has made such arrangements as the Company and/or the Employer may require for the satisfaction of any Tax Liability that may arise in connection with the exercise of the option by the Participant or otherwise under this Agreement. The Company shall not be required to issue, allot or transfer Shares until the Participant has satisfied this obligation. The Employer shall have the authority and the right to deduct or withhold, or require the Participant to remit to the Employer, an amount sufficient to satisfy any Tax Liability required by law to be withheld including, without limitation, the authority to deduct such amounts from other compensation payable to the Participant by the Employer. The Company has the right and option, but not the obligation, to treat Participant’s failure to provide timely payment in accordance with the Plan of any Tax Liability arising in connection with the Option as Participant’s election to satisfy all or any portion of the withholding tax by requesting the Company repurchase Shares otherwise issuable under the Option limited to the number of Shares which have a Fair Market Value on the date of repurchase necessary to pay the aggregate amount of tax liability. A “Tax Liability” shall be any liability for income tax, wage tax, solidarity surcharge or social security contributions arising as a result of the option, its exercise or otherwise under this Agreement.

(c)         The Participant understands that he may suffer adverse tax consequences as a result of the option and the purchase or disposition of the Shares. The Participant represents that he has had the opportunity to consult with any tax consultants he deems advisable in connection with the purchase or disposition of the Shares and that he is not relying on the Company or the Employer for any tax advice. The Participant is relying solely on such advisors and not on any statements or representations of the Company, the Employer or any of their agents.

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ARTICLE IV.

OTHER PROVISIONS

4.1         Adjustments.  Participant acknowledges that the Option is subject to adjustment, modification and termination in certain events as provided in this Agreement and the Plan.

4.2         Notices.  Any notice to be given under the terms of this Agreement to the Company must be in writing and addressed to the Company in care of the Company’s Secretary at the Company’s principal office or the Secretary’s then-current email address or facsimile number.  Any notice to be given under the terms of this Agreement to Participant must be in writing and addressed to Participant (or, if Participant is then deceased, to the person entitled to exercise the Option) at Participant’s last known mailing address, email address or facsimile number in the Company’s personnel files.  By a notice given pursuant to this Section, either party may designate a different address for notices to be given to that party.  Any notice will be deemed duly given when actually received, when sent by email, when sent by certified mail (return receipt requested) and deposited with postage prepaid in a post office or branch post office regularly maintained by the United States Postal Service, when delivered by a nationally recognized express shipping company or upon receipt of a facsimile transmission confirmation.

4.3         Titles.  Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

4.4         Conformity to Securities Laws.  Participant acknowledges that the Plan, the Grant Notice and this Agreement are intended to conform to the extent necessary with all Applicable Laws and, to the extent Applicable Laws permit, will be deemed amended as necessary to conform to Applicable Laws.

4.5         Successors and Assigns.  The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement will inure to the benefit of the successors and assigns of the Company.  Subject to the restrictions on transfer set forth in the Plan, this Agreement will be binding upon and inure to the benefit of the heirs, legatees, legal representatives, successors and assigns of the parties hereto.

4.6         Limitations Applicable to Section 16 Persons.  Notwithstanding any other provision of the Plan or this Agreement, if Participant is subject to Section 16 of the Exchange Act, the Plan, the Grant Notice, this Agreement and the Option will be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b‑3) that are requirements for the application of such exemptive rule.  To the extent Applicable Laws permit, this Agreement will be deemed amended as necessary to conform to such applicable exemptive rule.

4.7         Entire Agreement.  The Plan, the Grant Notice and this Agreement (including any exhibit hereto) constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof.

4.8         Agreement Severable.  In the event that any provision of the Grant Notice or this Agreement is held illegal or invalid, the provision will be severable from, and the illegality or invalidity of the provision will not be construed to have any effect on, the remaining provisions of the Grant Notice or this Agreement.

4.9         Limitation on Participant’s Rights.  Participation in the Plan confers no rights or interests other than as herein provided.  This Agreement creates only a contractual obligation on the part of the Company as to amounts payable and may not be construed as creating a trust.  Neither the Plan nor any underlying program, in and of itself, has any assets.  Participant will have only the rights of a general unsecured creditor of the Company with respect to amounts credited and benefits payable, if any, with

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respect to the Option, and rights no greater than the right to receive the Shares as a general unsecured creditor with respect to the Option, as and when exercised pursuant to the terms hereof.

4.10       Not a Contract of Employment.  Nothing in the Plan, the Grant Notice or this Agreement confers upon Participant any right to continue in the employ or service of the Company or any Subsidiary or interferes with or restricts in any way the rights of the Company and its Subsidiaries, which rights are hereby expressly reserved, to discharge or terminate the services of Participant at any time for any reason whatsoever, with or without Cause, except to the extent expressly provided otherwise in a written agreement between the Company or a Subsidiary and Participant.  The Participant is aware of and consents to the fact that neither the Plan, the Grant Notice nor this Agreement are part of the Participant’s employment contract with his or her employer.  In particular, neither the grant of the Option nor any other financial benefits conferred upon the Participant in connection with this Agreement are part of the Participant’s entitlement to remuneration or benefits in terms of their employment with his or her employer.

4.11       Counterparts.  The Grant Notice may be executed in one or more counterparts, including by way of any electronic signature, subject to Applicable Law, each of which will be deemed an original and all of which together will constitute one instrument.

4.12       Incentive Stock Options.  If the Option is designated as an Incentive Stock Option:

(a)         Participant acknowledges that to the extent the aggregate fair market value of shares (determined as of the time the option with respect to the shares is granted) with respect to which share options intended to qualify as “incentive stock options” under Section 422 of the Code, including the Option, are exercisable for the first time by Participant during any calendar year exceeds $100,000 or if for any other reason such share options do not qualify or cease to qualify for treatment as “incentive stock options” under Section 422 of the Code, such share options (including the Option) will be treated as non-qualified share options.  Participant further acknowledges that the rule set forth in the preceding sentence will be applied by taking the Option and other share options into account in the order in which they were granted, as determined under Section 422(d) of the Code.  Participant acknowledges that amendments or modifications made to the Option pursuant to the Plan that would cause the Option to become a Non-Qualified Stock Option will not materially or adversely affect Participant’s rights under the Option, and that any such amendment or modification shall not require Participant’s consent.  Participant also acknowledges that if the Option is exercised more than three (3) months after Participant’s Termination of Service as an Employee, other than by reason of death or disability, the Option will be taxed as a Non-Qualified Stock Option.

(b)         Participant will give prompt written notice to the Company of any disposition or other transfer of any Shares acquired under this Agreement if such disposition or other transfer is made (a) within two (2) years from the Grant Date or (b) within one (1) year after the transfer of such Shares to Participant.  Such notice will specify the date of such disposition or other transfer and the amount realized, in cash, other property, assumption of indebtedness or other consideration, by Participant in such disposition or other transfer.

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KINIKSA PHARMACEUTICALS, LTD.

2018 INCENTIVE AWARD PLAN

RESTRICTED SHARE GRANT NOTICE

FOR GERMAN PARTICIPANTS

Capitalized terms not specifically defined in this Restricted Share Grant Notice (the “Grant Notice”) have the meanings given to them in the 2018 Incentive Award Plan (as amended from time to time, the “Plan”) of Kiniksa Pharmaceuticals, Ltd. (the “Company”).

The Company has granted to the participant listed below (“Participant”) the Restricted Shares described in this Grant Notice (the “Restricted Shares”), subject to the terms and conditions of the Plan and the Restricted Share Agreement attached as Exhibit A (the “Agreement”), both of which are incorporated into this Grant Notice by reference.

Participant:
Grant Date:
Number of Restricted Shares:
Vesting Commencement Date:
Vesting Schedule:	[To be specified in individual award agreements]

By Participant’s signature below, Participant agrees to be bound by the terms of this Grant Notice, the Plan and the Agreement.  Participant has reviewed the Plan, this Grant Notice and the Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Grant Notice and fully understands all provisions of the Plan, this Grant Notice and the Agreement.  Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan, this Grant Notice or the Agreement.

KINIKSA PHARMACEUTICALS, LTD.	PARTICIPANT

By:
Name:	[Participant Name]
Title:

Exhibit A

RESTRICTED SHARE AGREEMENT

Capitalized terms not specifically defined in this Agreement have the meanings specified in the Grant Notice or, if not defined in the Grant Notice, in the Plan.

ARTICLE I.

GENERAL

1.1         Issuance of Restricted Shares.  The Company will issue the Restricted Shares to the Participant effective as of the grant date set forth in the Grant Notice and will cause (a) a share certificate or certificates representing the Restricted Shares to be registered in Participant’s name or (b) the Restricted Shares to be held in book-entry form.  If a share certificate is issued, the certificate will be delivered to, and held in accordance with this Agreement by, the Company or its authorized representatives and will bear the restrictive legends required by this Agreement.  If the Restricted Shares are held in book-entry form, then the book-entry will indicate that the Restricted Shares are subject to the restrictions of this Agreement.

1.2         Incorporation of Terms of Plan.  The Restricted Shares are subject to the terms and conditions set forth in this Agreement and the Plan, which is incorporated herein by reference.  In the event of any inconsistency between the Plan and this Agreement, the terms of the Plan will control.

ARTICLE II.

VESTING, FORFEITURE AND ESCROW

2.1         Vesting.  The Restricted Shares will become vested Shares (the “Vested Shares”) according to the vesting schedule in the Grant Notice except that any fraction of a Share that would otherwise become a Vested Share will be accumulated and will become a Vested Share only when a whole Vested Share has accumulated.

2.2         Forfeiture.  In the event of Participant’s Termination of Service for any reason, Participant will immediately and automatically forfeit to the Company any Shares that are not Vested Shares (the “Unvested Shares”) at the time of Participant’s Termination of Service, except as otherwise determined by the Administrator or provided in a binding written agreement between Participant and the Company.  Upon forfeiture of Unvested Shares, the forfeited shares will be cancelled and Participant will have no further rights with respect to the Unvested Shares.

2.3         Escrow.

(a)         Unvested Shares in certificated form will be held by the Company or its authorized representatives until (i) they are forfeited, (ii) they become Vested Shares or (iii) this Agreement is no longer in effect.  By accepting this Award, Participant appoints the Company and its authorized representatives as Participant’s attorney(s)-in-fact to take all actions necessary to effect cancellation of forfeited Unvested Shares (and Retained Distributions (as defined below), if any, paid on such forfeited Unvested Shares) to the Company as may be required pursuant to the Plan or this Agreement and to execute such representations or other documents or assurances as the Company or such representatives deem necessary or advisable in connection with any such transfer.  The Company, or its authorized representative, will not be liable for any good faith act or omission with respect to the holding in escrow or transfer of the Restricted Shares.

(b)         All cash dividends and other distributions made or declared with respect to Unvested Shares (“Retained Distributions”) will be held by the Company until the time (if ever) when the Unvested Shares to which such Retained Distributions relate become Vested Shares.  The Company will establish a separate Retained Distribution bookkeeping account (“Retained Distribution Account”) for each Unvested Share with respect to which Retained Distributions have been made or declared in cash and credit the Retained Distribution Account (without interest) on the date of payment with the amount of such cash made or declared with respect to the Unvested Share.  Retained Distributions (including any Retained Distribution Account balance) will immediately and automatically be forfeited to the Company upon forfeiture of the Unvested Share with respect to which the Retained Distributions were paid or declared.

(c)         As soon as reasonably practicable following the date on which an Unvested Share becomes a Vested Share, the Company will (i) cause the certificate (or a new certificate without the legend required by this Agreement, if Participant so requests) representing the Share to be delivered to Participant or, if the Share is held in book-entry form, cause the notations indicating the Share is subject to the restrictions of this Agreement to be removed and (ii) pay to Participant the Retained Distributions relating to the Share.

2.4         Rights as Shareholder.  Except as otherwise provided in this Agreement or the Plan, upon issuance of the Restricted Shares by the Company, Participant will have all the rights of a shareholder with respect to the Restricted Shares, including the right to vote the Restricted Shares and to receive dividends or other distributions paid or made with respect to the Restricted Shares.

ARTICLE III.

TAXATION AND TAX WITHHOLDING

3.1         Representation.  Participant represents to the Company that Participant has reviewed with Participant’s own tax advisors the tax consequences of the Restricted Shares and the transactions contemplated by the Grant Notice and this Agreement.  Participant is relying solely on such advisors and not on any statements or representations of the Company or any of its agents.

3.2         German Tax Obligations.

(a)         The Participant shall be obliged to notify his or her employing entity (the “Employer”) of the awarding, vesting and payment of the Restricted Shares. The Employer shall have the authority and the right to deduct or withhold, or require the Participant to remit to the Employer, an amount sufficient to satisfy any Tax Liability required by law to be withheld including, without limitation, the authority to deduct such amounts from other compensation payable to the Participant by the Employer. The Company and the Employer have the right and option, but not the obligation, to treat Participant’s failure to provide timely payment in accordance with the Plan of any Tax Liability arising in connection with the Restricted Shares as Participant’s election to satisfy all or any portion of the withholding tax by requesting the Company repurchase Shares otherwise deliverable under the Award limited to the number of Shares which have a Fair Market Value on the date of repurchase necessary to pay the aggregate amount of tax liability. A “Tax Liability” shall be any liability for income tax, wage tax, solidarity surcharge or social security contributions arising as a result of the option, its exercise or otherwise under this Agreement.

(b)         The Participant understands that he may suffer adverse tax consequences as a result of the Restricted Shares,  Neither the Company nor any Subsidiary makes any representation or undertaking regarding the treatment of any tax withholding in connection with the awarding, vesting or payment of the Restricted Shares or the subsequent sale of the Restricted Shares.  The Company and the Subsidiaries do not commit and are under no obligation to structure this Award to reduce or eliminate

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Participant’s tax liability. The Participant represents that he has had the opportunity to consult with any tax consultants he deems advisable in connection with the Restricted Shares and that he is not relying on the Company or the Employer for any tax advice. The Participant is relying solely on such advisors and not on any statements or representations of the Company, the Employer or any of their agents.

ARTICLE IV.

RESTRICTIVE LEGENDS AND TRANSFERABILITY

4.1         Legends.  Any certificate representing a Restricted Share will bear the following legend until the Restricted Share becomes a Vested Share:

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO FORFEITURE IN FAVOR OF THE COMPANY AND MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF A RESTRICTED SHARE AGREEMENT BETWEEN THE COMPANY AND THE SHAREHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

4.2         Transferability.  The Restricted Shares and any Retained Distributions are subject to the restrictions on transfer in the Plan and may not be sold, assigned or transferred in any manner unless and until they become Vested Shares.  Any attempted transfer or disposition of Unvested Shares or related Retained Distributions prior to the time the Unvested Shares become Vested Shares will be null and void.  The Company will not be required to (a) transfer on its books any Restricted Share that has been sold or otherwise transferred in violation of this Agreement or (b)  treat as owner of such Restricted Share or accord the right to vote or pay dividends to any purchaser or other transferee to whom such Restricted Share has been so transferred.  The Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, or make appropriate notations to the same effect in its records.

ARTICLE V.

OTHER PROVISIONS

5.1         Adjustments.  Participant acknowledges that the Restricted Shares are subject to adjustment, modification and termination in certain events as provided in this Agreement and the Plan.

5.2         Notices.  Any notice to be given under the terms of this Agreement to the Company must be in writing and addressed to the Company in care of the Company’s Secretary at the Company’s principal office or the Secretary’s then-current email address or facsimile number.  Any notice to be given under the terms of this Agreement to Participant must be in writing and addressed to Participant at Participant’s last known mailing address, email address or facsimile number in the Company’s personnel files.  By a notice given pursuant to this Section, either party may designate a different address for notices to be given to that party.  Any notice will be deemed duly given when actually received, when sent by email, when sent by certified mail (return receipt requested) and deposited with postage prepaid in a post office or branch post office regularly maintained by the United States Postal Service, when delivered by a nationally recognized express shipping company or upon receipt of a facsimile transmission confirmation.

5.3         Titles.  Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

5.4         Conformity to Securities Laws.  Participant acknowledges that the Plan, the Grant Notice and this Agreement are intended to conform to the extent necessary with all Applicable Laws and, to the extent Applicable Laws permit, will be deemed amended as necessary to conform to Applicable Laws.

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5.5         Successors and Assigns.  The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement will inure to the benefit of the successors and assigns of the Company.  Subject to the restrictions on transfer set forth in this Agreement or the Plan, this Agreement will be binding upon and inure to the benefit of the heirs, legatees, legal representatives, successors and assigns of the parties hereto.

5.6         Limitations Applicable to Section 16 Persons.  Notwithstanding any other provision of the Plan or this Agreement, if Participant is subject to Section 16 of the Exchange Act, the Plan, the Grant Notice, this Agreement and the Restricted Shares will be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3) that are requirements for the application of such exemptive rule.  To the extent Applicable Laws permit, this Agreement will be deemed amended as necessary to conform to such applicable exemptive rule.

5.7         Entire Agreement.  The Plan, the Grant Notice and this Agreement (including any exhibit hereto) constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof.

5.8         Agreement Severable.  In the event that any provision of the Grant Notice or this Agreement is held illegal or invalid, the provision will be severable from, and the illegality or invalidity of the provision will not be construed to have any effect on, the remaining provisions of the Grant Notice or this Agreement.

5.9         Limitation on Participant’s Rights.  Participation in the Plan confers no rights or interests other than as herein provided.  This Agreement creates only a contractual obligation on the part of the Company as to amounts payable and may not be construed as creating a trust.  Neither the Plan nor any underlying program, in and of itself, has any assets.  Participant will have only the rights of a general unsecured creditor of the Company with respect to amounts credited and benefits payable, if any, with respect to the Award.

5.10       Not a Contract of Employment.  Nothing in the Plan, the Grant Notice or this Agreement confers upon Participant any right to continue in the employ or service of the Company or any Subsidiary or interferes with or restricts in any way the rights of the Company and its Subsidiaries, which rights are hereby expressly reserved, to discharge or terminate the services of Participant at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in a written agreement between the Company or a Subsidiary and Participant. The Participant is aware of and consents to the fact that neither the Plan, the Grant Notice nor this Agreement are part of the Participant’s employment contract with his or her employer.  In particular, neither the grant of the Restricted Shares nor any other financial benefits conferred upon the Participant in connection with this Agreement are part of the Participant’s entitlement to remuneration or benefits in terms of their employment with his or her employer.

5.11       Counterparts.  The Grant Notice may be executed in one or more counterparts, including by way of any electronic signature, subject to Applicable Law, each of which will be deemed an original and all of which together will constitute one instrument.

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KINIKSA PHARMACEUTICALS, LTD.

2018 INCENTIVE AWARD PLAN

RESTRICTED SHARE UNIT GRANT NOTICE

FOR GERMAN PARTICIPANTS

Capitalized terms not specifically defined in this Restricted Share Unit Grant Notice (the “Grant Notice”) have the meanings given to them in the 2018 Incentive Award Plan (as amended from time to time, the “Plan”) of Kiniksa Pharmaceuticals, Ltd. (the “Company”).

The Company has granted to the participant listed below (“Participant”) the Restricted Share Units described in this Grant Notice (the “RSUs”), subject to the terms and conditions of the Plan and the Restricted Share Unit Agreement attached as Exhibit A (the “Agreement”), both of which are incorporated into this Grant Notice by reference.

Participant:
Grant Date:
Number of RSUs:
Vesting Commencement Date:
Vesting Schedule:	[To be specified in individual award agreements]

By Participant’s signature below, Participant agrees to be bound by the terms of this Grant Notice, the Plan and the Agreement.  Participant has reviewed the Plan, this Grant Notice and the Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Grant Notice and fully understands all provisions of the Plan, this Grant Notice and the Agreement.  Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan, this Grant Notice or the Agreement.

KINIKSA PHARMACEUTICALS, LTD.	PARTICIPANT

By:
Name:	[Participant Name]
Title:

Exhibit A

RESTRICTED SHARE UNIT AGREEMENT

Capitalized terms not specifically defined in this Agreement have the meanings specified in the Grant Notice or, if not defined in the Grant Notice, in the Plan.

ARTICLE I.

GENERAL

1.1         Award of RSUs and Dividend Equivalents.

(a)         The Company has granted the RSUs to Participant effective as of the grant date set forth in the Grant Notice (the “Grant Date”).  Each RSU represents the right to receive one Share or, at the option of the Company, an amount of cash, in either case, as set forth in this Agreement.  Participant will have no right to the distribution of any Shares or payment of any cash until the time (if ever) the RSUs have vested.

(b)         The Company hereby grants to Participant, with respect to each RSU, a Dividend Equivalent for ordinary cash dividends paid to substantially all holders of outstanding Shares with a record date after the Grant Date and prior to the date the applicable RSU is settled, forfeited or otherwise expires.  Each Dividend Equivalent entitles Participant to receive the equivalent value of any such ordinary cash dividends paid on a single Share.  The Company will establish a separate Dividend Equivalent bookkeeping account (a “Dividend Equivalent Account”) for each Dividend Equivalent and credit the Dividend Equivalent Account (without interest) on the applicable dividend payment date with the amount of any such cash paid.

1.2         Incorporation of Terms of Plan.  The RSUs are subject to the terms and conditions set forth in this Agreement and the Plan, which is incorporated herein by reference.  In the event of any inconsistency between the Plan and this Agreement, the terms of the Plan will control.

1.3         Unsecured Promise.  The RSUs and Dividend Equivalents will at all times prior to settlement represent an unsecured Company obligation payable only from the Company’s general assets.

ARTICLE II.

VESTING; FORFEITURE AND SETTLEMENT

2.1         Vesting; Forfeiture.  The RSUs will vest according to the vesting schedule in the Grant Notice except that any fraction of an RSU that would otherwise be vested will be accumulated and will vest only when a whole RSU has accumulated.  In the event of Participant’s Termination of Service for any reason, all unvested RSUs will immediately and automatically be cancelled and forfeited, except as otherwise determined by the Administrator or provided in a binding written agreement between Participant and the Company.  Dividend Equivalents (including any Dividend Equivalent Account balance) will vest or be forfeited, as applicable, upon the vesting or forfeiture of the RSU with respect to which the Dividend Equivalent (including the Dividend Equivalent Account) relates.

2.2         Settlement.

(a)         RSUs and Dividend Equivalents (including any Dividend Equivalent Account balance) will be paid in Shares or cash at the Company’s option as soon as administratively practicable after the vesting of the applicable RSU, but in no event more than sixty (60) days after the RSU’s vesting date.  Notwithstanding the foregoing, the Company may delay any payment under this Agreement that the Company reasonably determines would violate Applicable Law until the earliest date the Company reasonably determines the making of the payment will not cause such a violation (in accordance with Treasury Regulation Section 1.409A-2(b)(7)(ii)), provided the Company reasonably believes the delay will not result in the imposition of excise taxes under Section 409A.

(b)         If an RSU is paid in cash, the amount of cash paid with respect to the RSU will equal the Fair Market Value of a Share on the day immediately preceding the payment date.  If a Dividend Equivalent is paid in Shares, the number of Shares paid with respect to the Dividend Equivalent will equal the quotient, rounded down to the nearest whole Share, of the Dividend Equivalent Account balance divided by the Fair Market Value of a Share on the day immediately preceding the payment date.

ARTICLE III.

TAXATION AND TAX WITHHOLDING

3.1         Representation.  Participant represents to the Company that Participant has reviewed with Participant’s own tax advisors the tax consequences of this Award and the transactions contemplated by the Grant Notice and this Agreement.  Participant is relying solely on such advisors and not on any statements or representations of the Company or any of its agents.

3.2         German Tax Obligations.

(a)         The Participant shall be obliged to notify his or her employing entity (the “Employer”) of the awarding, vesting or payment of the RSUs or the Dividend Equivalents. The Employer shall have the authority and the right to deduct or withhold, or require the Participant to remit to the Employer, an amount sufficient to satisfy any Tax Liability required by law to be withheld including, without limitation, the authority to deduct such amounts from other compensation payable to the Participant by the Employer. The Company has the right and option, but not the obligation, to treat Participant’s failure to provide timely payment in accordance with the Plan of any Tax Liability arising in connection with the RSUs or Dividend Equivalents as Participant’s election to satisfy all or any portion of the withholding tax by requesting the Company repurchase Shares otherwise issuable under the Award limited to the number of Shares which have a Fair Market Value on the date of repurchase necessary to pay the aggregate amount of tax liability. A “Tax Liability” shall be any liability for income tax, wage tax, solidarity surcharge or social security contributions arising as a result of the option, its exercise or otherwise under this Agreement.

(b)         The Participant understands that he may suffer adverse tax consequences as a result of the RSUs, Dividend Equivalents or disposition of Shares. Neither the Company nor any Subsidiary makes any representation or undertaking regarding the treatment of any tax withholding in connection with the awarding, vesting or payment of the RSUs or the Dividend Equivalents or the subsequent sale of Shares.  The Company and the Subsidiaries do not commit and are under no obligation to structure the RSUs or Dividend Equivalents to reduce or eliminate Participant’s tax liability. The Participant represents that he has had the opportunity to consult with any tax consultants he deems advisable in connection with the RSUs or Dividend Equivalents and that he is not relying on the Company or the Employer for any tax advice. The Participant is relying solely on such advisors and not on any statements or representations of the Company, the Employer or any of their agents.

ARTICLE IV.

OTHER PROVISIONS

4.1         Adjustments.  Participant acknowledges that the RSUs, the Shares subject to the RSUs and the Dividend Equivalents are subject to adjustment, modification and termination in certain events as provided in this Agreement and the Plan.

4.2         Notices.  Any notice to be given under the terms of this Agreement to the Company must be in writing and addressed to the Company in care of the Company’s Secretary at the Company’s principal office or the Secretary’s then-current email address or facsimile number.  Any notice to be given under the terms of this Agreement to Participant must be in writing and addressed to Participant at Participant’s last known mailing address, email address or facsimile number in the Company’s personnel files.  By a notice given pursuant to this Section, either party may designate a different address for notices to be given to that party.  Any notice will be deemed duly given when actually received, when sent by email, when sent by certified mail (return receipt requested) and deposited with postage prepaid in a post office or branch post office regularly maintained by the United States Postal Service, when delivered by a nationally recognized express shipping company or upon receipt of a facsimile transmission confirmation.

4.3         Titles.  Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

4.4         Conformity to Securities Laws.  Participant acknowledges that the Plan, the Grant Notice and this Agreement are intended to conform to the extent necessary with all Applicable Laws and, to the extent Applicable Laws permit, will be deemed amended as necessary to conform to Applicable Laws.

4.5         Successors and Assigns.  The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement will inure to the benefit of the successors and assigns of the Company.  Subject to the restrictions on transfer set forth in the Plan, this Agreement will be binding upon and inure to the benefit of the heirs, legatees, legal representatives, successors and assigns of the parties hereto.

4.6         Limitations Applicable to Section 16 Persons.  Notwithstanding any other provision of the Plan or this Agreement, if Participant is subject to Section 16 of the Exchange Act, the Plan, the Grant Notice, this Agreement, the RSUs and the Dividend Equivalents will be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3) that are requirements for the application of such exemptive rule.  To the extent Applicable Laws permit, this Agreement will be deemed amended as necessary to conform to such applicable exemptive rule.

4.7         Entire Agreement.  The Plan, the Grant Notice and this Agreement (including any exhibit hereto) constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof.

4.8         Agreement Severable.  In the event that any provision of the Grant Notice or this Agreement is held illegal or invalid, the provision will be severable from, and the illegality or invalidity of the provision will not be construed to have any effect on, the remaining provisions of the Grant Notice or this Agreement.

4.9         Limitation on Participant’s Rights.  Participation in the Plan confers no rights or interests other than as herein provided.  This Agreement creates only a contractual obligation on the part of the Company as to amounts payable and may not be construed as creating a trust.  Neither the Plan nor any underlying program, in and of itself, has any assets.  Participant will have only the rights of a general unsecured creditor of the Company with respect to amounts credited and benefits payable, if any, with respect to the RSUs and Dividend Equivalents, and rights no greater than the right to receive cash or the Shares as a general unsecured creditor with respect to the RSUs and Dividend Equivalents, as and when settled pursuant to the terms of this Agreement.

4.10       Not a Contract of Employment.  Nothing in the Plan, the Grant Notice or this Agreement confers upon Participant any right to continue in the employ or service of the Company or any Subsidiary or interferes with or restricts in any way the rights of the Company and its Subsidiaries, which rights are hereby expressly reserved, to discharge or terminate the services of Participant at any time for any reason whatsoever, with or without Cause, except to the extent expressly provided otherwise in a written agreement between the Company or a Subsidiary and Participant. The Participant is aware of and consents to the fact that neither the Plan, the Grant Notice nor this Agreement are part of the Participant’s employment contract with his or her employer.  In particular, neither the grant of the RSUs nor any other financial benefits conferred upon the Participant in connection with this Agreement are part of the Participant’s entitlement to remuneration or benefits in terms of their employment with his or her employer.

4.11       Counterparts.  The Grant Notice may be executed in one or more counterparts, including by way of any electronic signature, subject to Applicable Law, each of which will be deemed an original and all of which together will constitute one instrument.

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